

ChromaDex Earnings Conference Call Third Quarter 2018

Frank Jaksch – Co-Founder /Executive Chairman

Rob Fried – CEO

Kevin Farr - CFO

Nasdaq: **CDXC** | November 7, 2018

ChromaDex TRU NIAGEN

Disclaimers

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2018 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part II, "Item 1A. Risk Factors" of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the Securities and Exchange Commission (the "Commission") on November 7, 2018 and in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 30, 2017, filed with the Commission on March 15, 2018. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, tax, depreciation, amortization and share-based compensation for adjusted EBITDA. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Science Continues to Expand

- **26 human studies on nicotinamide riboside in various stages**
- **Two new clinical studies since prior update:**
  - University of Maryland, Dr. James Russell (September 2018)
    - Diabetic neuropathy (nerve damage)
    - Currently no effective disease modifying therapy
    - Subjects with Type 2 diabetes or impaired glucose tolerance
    - Measure impact of NR on this progressive disease
  - University of Washington, Dr. O'Brien (November 2018)
    - Patients with advanced heart failure, planning on receiving elective left ventricular assist device
    - Heart disease is the number one cause of death in the U.S.
    - Determine safety and feasibility of a larger study
    - Test hypothesis that NIAGEN will increase mitochondrial function in the heart
- **Over 160 MTAs signed with research institutes and Universities around the world (up ~10)**

Recent Peer-Reviewed Publications

See "Science" section of IR website for link to complete list of studies

- **Human Molecular Genetics** – Vignier – *"Rescue of biosynthesis of nicotinamide adenine dinucleotide protects the heart in cardiomyopathy caused by lamin A/C gene mutation" – August 2018*
  - In mouse model studied, a gene mutation associated with muscle and electrical dysfunction of the heart eventually leads to heart failure
  - NR administration increased NAD in the heart and improved left ventricular structure and function
- **Life Sciences**– Crisol– "*Nicotinamide riboside induces a thermogenic response in lean mice" – September 2018*
  - NR decreased fat accumulation without a change in body weight in lean mice
  - NR increased the thermogenic response by altering metabolism in brown adipose fat tissue
- **Journal of Biological Chemistry** – Murata– *"JNK-mediated phosphorylation of ARM1 regulates NAD+ cleavage activity to inhibit mitochondrial respiration" – October 2018*
  - Studied effects of NAD on SARM1, a protein that, when unregulated, may lead to the development of Parkinson's and other neurogenerative diseases
  - NAD may help upregulate SARM1 and have a healthy impact on neurogenerative conditions

Dramatic growth of TRU NIAGEN continues

- **TRU NIAGEN sales grew 40% sequentially in Q3 vs Q2, driven by our eCommerce business, as well as Watsons. We continue to execute our strategy of building TRU NIAGEN into a global brand.**

- **TRU NIAGEN sales showed strong growth in Q3, up 97% Year-Over-Year**
  - Total net sales were up 33% Year-over-Year Q3'18 vs. Q3'17
  - NIAGEN-related revenue accounted for 77% of total revenues
  - TRU NIAGEN accounted for 84% of NIAGEN-related net revenue
  - TRU NIAGEN accounted for 64% of total net revenues

- **Total net sales were up 65% through the first nine months of 2018 and TRU NIAGEN sales more than quadrupled**
  - NIAGEN-related revenue accounted for 72%
  - TRU NIAGEN sales accounted for 74% of NIAGEN related net revenues
  - TRU NIAGEN accounted for 53% of total net revenues for the year-to-date nine months

Key Accomplishments

✓Launched TRU NIAGEN PRO, highest dose of NR in single capsule

✓Earned certification from NSF International Certified for Sport program

✓Signed memorandum of understanding for creation of strategic partnership for aging research in Jiangxi Province, China

✓Received regulatory approval to sell TRU NIAGEN across all platforms in Canada, including brick & mortar

✓Launched TRU NIAGEN in New Zealand

Management Team

Rob Fried – *Chief Executive Officer*
Board member since 2015, President, CEO and Director of Ideation Acquisition Corp. 2009-2011, Founder and CEO of Feeln 2007-2017 (acquired by Hallmark Cards Inc. in 2012), and Academy Award and Emmy Award winning motion picture producer

Frank Jaksch - *Executive Chairman*
Co-founded ChromaDex in 2000

Kevin Farr – *CFO*
Former CFO, Mattel, Inc, 2000-2017
PriceWaterhouse, 10 years, CPA

Lisa Bratkovich – *Chief Marketing Officer*
Former SVP of Marketing, Guthy|Renker 2001-2016

Ben Shichman – *Chief Technology Officer*
Over 25 years of fast growing software and ecommerce companies

Mark Friedman – *General Counsel, Corporate Secretary*
Former EVP & General Counsel, Herbalife 2013-2018

David Burns – *Vice President - Marketing*
Former VP of Digital Acquisition, Guthy|Renker 2012-2018

Amy Boileau – *VP – Research and Development*
Former Regulatory Affairs, Abbott 2013-2016

Matthew Roberts – *Chief Scientific Officer* ***New***
Scientific Advisory Board Member of ChromaDex since November 2016
Over 25 years at Abbott, Nestle and Nature's Bounty Co.

Yan Chu – *Managing Director of Asia Pacific* ***New***
Former Regional General Manager of Comvita
Led sales and marketing in the Asia Pacific market for Crocs, Adidas and The Body Shop

ChromaDex TRU NIAGEN

Financial Highlights

ChromaDex TN TRU NIAGEN

2016 - 2018 YTD Net Sales Summary

(In millions)

	2016	2017					2018		
Description	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Ecommerce		0.0	0.1	0.3	0.8	1.3	1.8	3.5	4.4
Watsons				2.3	1.8	4.1	0.8	0.3	0.7
International / Other				0.0	0.0	0.1	0.4	0.0	0.1
Total TRU NIAGEN	***0.0***	***0.0***	***0.1***	***2.6***	***2.7***	***5.5***	***3.0***	***3.7***	***5.2***
NIAGEN Ingredient	10.8	1.0	2.0	1.8	3.0	7.8	1.3	1.9	1.0
NIAGEN Related Revenues	***10.8***	***1.0***	***2.1***	***4.4***	***5.7***	***13.2***	***4.3***	***5.7***	***6.2***
Other Ingredients	6.0	1.1	0.9	0.7	0.7	3.4	1.1	0.9	0.9
CORE	4.9	1.3	1.2	1.0	1.1	4.6	1.2	1.2	1.0
Total Net Sales	***21.7***	***3.4***	***4.2***	***6.1***	***7.5***	***21.2***	***6.6***	***7.8***	***8.1***
TRU NIAGEN as % of Total Net Sales	***0%***	***0%***	***3%***	***44%***	***35%***	***26%***	***46%***	***48%***	***64%***
TRU NIAGEN as % of Total NIAGEN Related Revenue	***0%***	***1%***	***7%***	***60%***	***47%***	***41%***	***71%***	***66%***	***84%***
NIAGEN Related Revenues as % of Total Net Sales	***50%***	***29%***	***50%***	***73%***	***75%***	***62%***	***65%***	***73%***	***77%***
YOY Growth Rate - Net Sales									
Total Company	21%	-42%	-43%	55%	69%	-2%	95%	85%	33%
NIAGEN Related	27%	-68%	-48%	204%	158%	22%	337%	168%	40%
Total TRU NIAGEN	N/A	N/A	N/A	N/A	N/A	N/A	21550%	2528%	97%

Q3 2018 Net Sales Up 33% to $8.1 Million, Fueled by Growth of TRU NIAGEN®

- TRU NIAGEN sales were 84% of total NIAGEN-related sales in Q3 2018
- NIAGEN-related sales in Q3 2018 grew 40% compared to Q3 2017
- NIAGEN-related sales in Q3 2018 were 77% of total sales, compared to 73% in Q3 2017


Q3 2018 Net Sales
(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$0.9
$1.0
$6.2
NIAGEN Ingredient
$1.0
TRU NIAGEN
$8.1
Other Ingredients
Core
NIAGEN Related
Total


Q3 2017 Net Sales
(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$0.7
$1.0
$4.4
NIAGEN Ingredient
TRU NIAGEN
$6.1
Other Ingredients
Core
NIAGEN Related
Total

NIAGEN Related Sales – Q3 2017 vs. Q3 2018, +40%


(In millions)
$ 7.0
$ 6.0
$ 5.0
$ 4.0
$ 3.0
$ 2.0
$ 1.0
$ -
Q3 2017
+40%
Q3 2018
NIAGEN-Ingredient $1.8
TRU NIAGEN $2.6
73% of Total Sales
13%
NIAGEN-Ingredient $1.0
64%
TRU NIAGEN $5.2
77% of Total Sales
NIAGEN-related Sales
NIAGEN-related Sales

ChromaDex TN TRU NIAGEN

Q3 2018 Profit and Loss

(In thousands, except EPS)	Third Quarter				
		Q3 2018		Q3 2017	Q3 2018 v. Q3 2017
Net Sales	$	8,120	$	6,085	33%
Gross Margin		4,361		2,915	+580bps
as a % of Net Sales		54%		48%	
Sales and Marketing		4,837		1,103	$3,734
as a % of Net Sales		60%		18%	
Research and Development		1,350		1,041	$309
as a % of Net Sales		17%		17%	
General and Administrative		6,770		3,948	$2,822
as a % of Net Sales		83%		65%	
Total Operating Expenses		12,957		6,092	$6,865
as a % of Net Sales		160%		100%	
Operating Loss from Continuing Operations		(8,596)		(3,177)	($5,419)
as a % of Net Sales		-106%		-52%	
Income from Discontinued Operations		-		5,358	N/A
Net Income (Loss)	$	(8,605)	$	2,137	($10,742)
as a % of Net Sales		-106%		35%	
EPS from Continuing Operations	$	(0.16)	$	(0.07)	($0.09)
EPS from Discontinued Operations	$	-	$	0.11	N/A

Q3 2017 Operating Loss vs. Q3 2018 ($M)



-
(1.0)
(2.0)
(3.0)
(4.0)
(5.0)
(6.0)
(7.0)
(8.0)
(9.0)
(10.0)
(3.2)
1.0
0.5
(3.9)
(1.2)
(0.6)
(0.3)
(0.2)
(0.2)
(0.5)
(8.6)
Q3 FY17 Operating Loss
Volume
Gross Margin Improvement
Ecommerce Sales & Marketing
Legal
Equity Comp (G+A)
R+D Increase
Finance / Accounting
IT
Other S, G+A

ChromaDex. TRU NIAGEN

2018 Nine Months Net Cash Used in Operating Activities

	Nine Months	
(In thousands)	**Sep 2018**	Sep 2017
Net loss	$ (25,098)	$ (2,633)
Share-based Compensation	4,386	1,211
Depreciation and Amortization	611	544
Gain from Lab Sales & Other	-	(5,463)
Changes in Working Capital	4,329	304
Net cash used in operating activities	(15,772)	(6,037)
Capital Expenditures	(1,356)	(1,056)
Free Cash Flow	(17,128)	(7,093)
Proceed from Lab Sales	-	5,953
Net Cash From Financing Activities		
Capital Raise - Stock Issuance	-	23,714
Exercise of Options	520	395
Repurchase of Common Stock	(404)	-
Principal Payments on Capital Leases	(144)	(562)
Other Debt Costs	(19)	(49)
Net Change in Cash and Equivalents	$ (17,175)	$ 22,358

Highlights

- Changes in Working Capital improved, driven by change in A/P.

	2018 Δ	2017 Δ	YOY Δ
A/R	$ 565	$ 944	$ (379)
Inventory	(1,282)	1,358	(2,640)
Prepaid expenses	(53)	(480)	427
A/P	5,174	(1,735)	6,909
Other accrued liabilities	(75)	217	(292)
	$ 4,329	$ 304	$ 4,025

ChromaDex TRU NIAGEN

Outlook

- Continued growth in sales of TRU NIAGEN, driven by:
  - U.S. eCommerce
  - Watsons international business
  - Launch in certain new international markets
- Gross profit % of net sales continues to expand
- Investment spending ahead of revenue growth
  - Marketing
  - More focused R&D
  - Protecting/managing patent portfolio and trademarks
- Working capital expected to be positive source of cash of $3-5 million for full year 2018

ChromaDex TRU NIAGEN

Contact Info

Brianna Gerber
Senior Director of FP&A and Investor Relations
T: +1.949.344.3782
BriannaG@chromadex.com
www.chromadex.com